CALIDI BIOTHERAPEUTICS

Corporate Presentation

Arming the Immune System to Kill Cancer with a New Generation of Targeted Immunotherapies

January 2024

www.calidibio.com

Forward-Looking Statements and Legal Disclaimer

This presentation may contain forward-looking statements for purposes of the "safe harbor" provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "towards," "would" as well as similar terms, are forward-looking in nature, but the absence of these words does not mean that a statement is not forward-looking. These forward looking statements include, but are not limited to, statements concerning upcoming key milestones, planned clinical trials, and statements relating to the safety and efficacy of Calidi's therapeutic candidates in development. Any forward-looking statements contained in this discussion are based on Calidi's current expectations and beliefs concerning future developments and their potential effects and are subject to multiple risks and uncertainties that could cause actual results to differ materially and adversely from those set forth or implied in such forward looking statements.. These risks and uncertainties include, but are not limited to, the risk that Calidi is not able to raise sufficient capital to support its current and anticipated clinical trials, the risk that early results of clinical trials do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive review of the data, and as more patient data becomes available, the risk that Calidi may not receive FDA approval for some or all of its therapeutic candidates. Other risks and uncertainties are set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Registration Statements filed with the SEC on Form S-4 filed on August 2, 2023, on Form S-1 filed on October 6, 2023 and Form 10-Q filed on November 14, 2023.

Investment Highlights

CALiDi BIOTHERAPEUTICS

Calidi Biotherapeutics is a clinical-stage biotechnology company developing a new generation of targeted immunotherapies

1	Two Differentiated Stem Cell Platforms	**CLD-101:** Neural stem cell (NSC) product candidates loaded with oncolytic adenovirus **CLD-201:** Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC) loaded with oncolytic vaccinia virus
2	Large Target Markets in Areas of High Unmet Need	**First CLD-101 programs target HGG, with a well-defined regulatory pathway and accelerated approval potential** **CLD-201 trials will focus on multiple solid tumor types (Triple Negative Breast Cancer, Head & Neck, Metastatic Melanoma)**
3	Three Clinical Development Programs	**CLD-101:** Phase1 trial in newly diagnosed HGG - COMPLETED; Phase 1b trial initiating 1H 2024 **CLD-101:** Phase 1 trial in recurrent HGG – initiated in 1H 2023 **CLD-201:** Phase 1 trial in solid tumor indications (Triple Negative Breast, Head & Neck, Metastatic Melanoma) 2H 2024
4	Cutting Edge Stem Cell Manufacturing Processes	**Scalable, cost-efficient manufacturing platform and GMP-grade adipose-derived allogeneic stem cell bank and NSC bank sufficient to support commercial launch** **Opportunity to license cell bank products**

Calidi Overcomes the Obstacles to Oncolytic Viral Therapy

Challenges with Naked OV Therapy

Unprotected Oncolytic Virus


Active Oncolytic Viruses
Rapid inactivation by immune system
Inactivated Oncolytic Viruses
Tumor is Untouched

Calidi's Solution

Allogeneic Oncolytic Virus-Loaded Stem Cells


Stem cell loaded with Oncolytic Viruses (OV)
Stem cell protects and amplifies OV
Successfully Targeted Tumor

Naked oncolytic viruses are quickly eliminated by the patient's immune system, leading to limited therapeutic potential

Calidi's Allogeneic Stem Cell Platforms

Allogeneic Stem Cells Protect, Amplify, Deliver and Potentiate OV's

From Autologous to Allogeneic, developing a Universal Cancer therapy

Prior safety study was conducted using autologous stem cells

Future studies will be conducted using allogeneic stem cells

	The Past	The Present and Future
	Autologous	**Allogeneic**
Immune Rejection	**Stealth**	**Low immunogenicity (Stealth)**
Cost	High	**Low**
Potency	Patient stem cell dependent	**Normalized**
Product Availability	No, requires personalized manufacturing	**Off-the-shelf, Available when needed**
Patient target	Personalized	**Universal**
Opportunity to Scale	No	**Yes**

CALiDi BIOTHERAPEUTICS

Calidi's Platform Advantages

	CALIDI BIOTHERAPEUTICS	Replimune	GENELUX	AMGEN	CANDEL	CG ONCOLOGY	IMUGENE
Oncolytic Virus Platform	Cell Protected: Vaccinia Virus Adenovirus	Herpes Virus	Vaccinia Virus	Herpes Virus	Adenovirus Herpes Virus	Adenovirus	Vaccinia Virus
Engineered Virus	✓	✓	✓	✓	✓	✓	✓
Reduced viral elimination by the immune system	✓	X	X	X	X	X	X
Virally-encoded therapeutic expressed at administration	✓	X	X	X	X	X	X
Stem cell-derived immune modulators	✓	X	X	X	X	X	X

Rapidly Growing OV Market With High Unmet Medical Needs

Large total addressable market

- **Large total addressable market** across current indications of focus: Melanoma, GBM, TNBC, H&N
- **~56k patients** across all Calidi indications** (U.S. only)
- **5-6** key OV **Competitors**
- **$9-11B***** (U.S. TAM)

Rapidly **growing** OV **market** with **high unmet needs**

2021	2030
1 approved OV	**6-8** approved OVs
$150M*	**$2.4B***

Differentiated technology with early signals of efficacy

- Early signs of clinical differentiation vs. competitor base
- **40 assets** in overall OV Clinical pipeline

(*) Oncolytic Virus Immunotherapy Market Size is Predicted to Hit US$ 2.4 Billion by 2030 | BioSpace
(**) Types of Cancer | Cancer.Net
(***) Oncology Cancer Drugs Market Size is projected to reach USD (globenewswire.com)

CALiDi BIOTHERAPEUTICS

Differentiated Pipeline Targeting Multiple Cancer Indications

Cancer indications

Product	Platform	Target Indications	Discovery	Non-clinical studies	Phase 1	Phase 2	Pivotal Trial	Partner
CLD-101	NeuroNova	Newly Diagnosed High Grade Glioma	Entering Phase 1b/2					NIH National Cancer Institute; Northwestern University
		Recurrent High Grade Glioma	Phase 1 started					CIRM; City of Hope
CLD-201	SuperNova	Advanced Solid Tumors (TNBC, Melanoma, Head and Neck)	FDA Pre-IND – Planned Phase 1					CIRM
CLD-202		Metastatic Solid Tumors						

Upcoming Key Milestones 2024

	2023		2024	
	1H	2H	1H	2H
CLD-101 (NNV1)				First patient dosed CLD-101 (NNV1)
CLD-101 (NNV2)		First patient dosed CLD-101 (NNV2)		Interim Clinical trial results CLD-101 (NNV2)
CLD-201 (SNV1)			cGMP Final Drug Product Manufactured Non-clinical and IND enabling studies completed	First patient dosed CLD-201 (SNV1)
Corporate Updates		Calidi deSPAC IPO		

CALiDi BIOTHERAPEUTICS

CLD-101 (NeuroNova)

CLD-101: NeuroNova Overview

Adenovirus (CRAd-S-pk7) for CLD-101

- Amplifies selectively in HGG tumor cells
- Radiation treatment upregulates Survivin expression


Survivin promoter
E1 gene


Neural Stem Cells
Ability to cross blood-brain barrier and glioma tropism
Re-engineered Oncolytic Adenoviruses
Ability to target chemo- and radio-resistant glioma cells
Neural Stem Cells that deliver Oncolytic Adenoviruses
Can cross blood brain barrier
Exhibit glioma tropism
Can target resistant gliom cells

Calidi's manufacturing of virus-loaded Neural Stem Cells is proprietary, scalable, reproducible and commercially viable

High-Grade Gliomas: Significant Market Opportunity



U.S. High-Grade Gliomas New Diagnoses
13,400
13,200
13,000
12,800
12,600
12,400
12,200
12,000
11,800
11,600
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038

$10.2 B	Total Addressable Market (2030)
$300-450k	Treatment Cost
12.8%	CAGR (2021-2030)
300k	Worldwide Cases/Yr.

CALiDi BIOTHERAPEUTICS

Sources: EF Hutton Group Research
Cancer.org
R. Stupp, et al., NEJM, 2005, vol. 352, p 987
National Brain Tumor Society

CLD-101: Patient Selection Criteria


THE LANCET
Oncology

Neural Stem Cell Delivery of an Oncolytic Adenovirus in Newly Diagnosed Patients with Malignant Glioma: A First-in-Human, Phase 1 Clinical Trial *(Lancet Oncology, 2021 Aug;22(8):1103-1114)*

Agent	CLD-101 (NSC-CRAd-S-pk7): Neural stem cells loaded with CRAd-S-pk7 - a chimeric adenoviral vector containing a pk7 fiber modification and a survivin promoter driving E1A replication

Inclusion Criteria

- Presumed malignant glioma based on clinical and radiologic evaluation
- Accessible tumor
- Adult with planned standard radiation/chemotherapy
- KPS ≥ 70
- SGOT (AST) < 3x upper limit of normal
- Serum creatinine < 2mg/dl
- Platelets > 100,000/mm3

Exclusion Criteria

- Prior or ongoing liver disease
- Immunosuppressive drugs
- HIV+
- Acute infection
- Pregnant or breastfeeding
- Evidence of metastatic disease or other malignancy
- Prior treatment for brain cancer


Suspected GBM
Informed consent
Baseline evaluation
Neurosurgery
NSC-CRAd-S-pk7 injection
Temozolomide
75 mg/m²
TMZ
Radiation
1.8 - 2.0 Gy
5 days/week
Temozolomide
150 - 200 mg/m²
TMZ
5 days ON
23 days OFF
Screening
(Day -28 till Day -1)
Day 0
Week 2
Week 7
Week 12

CLD-101: Significant Published Clinical Results



A
All patients
MGMT unmethylated
Progression-free survival (%)
100
75
50
25
0
0
6
12
18
24
30
Number at risk
(number of events)
All patients 12 (0) 10 (2) 3 (9) 3 (9) 2 (9) 1 (10)
MGMT unmethylated 9 (0) 7 (2) 0 (9) 0 (9) 0 (9) 0 (9)
B
Overall survial (%)
100
75
50
25
0
0
6
12
18
24
30
36
Time since surgery (months)
Number at risk
(number of events)
All patients 12 (0) 12 (0) 10 (1) 7 (4) 2 (8) 2 (8) 1 (8)
MGMT unmethylated 9 (0) 9 (0) 7 (1) 4 (4) 0 (8) 0 (8) 0 (8)

- Treatment with CLD-101 (NSC-CRAd-S-pk7) was **safe and tolerable**
- Treatment achieved favorable therapeutic outcomes in patients with newly diagnosed malignant glioma: best overall response saw one patient responding partially to treatment, another progressing, and 10 with stable disease
- The median progression-free survival was **9.1 months**, and the median overall survival was **18.4 months**

Importantly, in the subset of patients with glioma containing an unmethylated MGMT promoter, the median progression-free survival and overall survivals were 8.8 vs. 5.3 months and 18 vs. 12.7 months, respectively

CALIDI BIOTHERAPEUTICS

CLD-101: Clinical Trial Results

Patient Demographics

Demographic	Criteria	N (N=12)	%
Age (years)	18-29	1	8
	40-49	3	25
	50-59	3	25
	60-69	4	33
	70-79	1	8
Gender	Male	5	42
	Female	7	58

Tumor Type

Tumor	Criteria	N (N=12)	%
IDH1/2 status	Wild type	10	83.3
	IDH1 mutant	2	16.7
	IDH2 mutant	0	0
MGMT	Methylated	3	25
	Unmethylated	9	75

iRANO Tumor Response Rate

Best Response	Number of Subjects	Cohort 1	Cohort 2	Cohort 3	Total Evaluable	Response Rate	95% CI
Partial Response	1	1	0	0	12	8.33%	(0.21%, 38.48%)
Stable Disease	10	2	2	6	12	83.33%	(51.59%, 97.91%)
Pseudo-Progression	1	0	1	0	12	8.33%	(0.21%, 38.48%)

CLD-101: Recurrent High-Grade Glioma Clinical Pathway

City of Hope

Ongoing Phase 1 trial at City of Hope

Indication: Recurrent High-Grade Glioma

STUDY PROCEDURES:


NSC-CRAd-S-pk7
Rickham Catheters
Ventricles
Resection cavity

Cycle[a] 1	Cycle 2	Cycle 3	Cycle 4
Day 1 • Tumor resection • Manual administration of NSC-CRAd-S-pk7 • Placement of 2 Rickham catheters[b] • CSF[c] and blood collection Day 2 • CSF[d] and blood collection	Day 1 • CSF and blood collection • NSC-CRAd-S-pk7 slowly administered through the Rickham catheter placed in the resection cavity Day 2 • CSF and blood collection	Day 1 • CSF and blood collection • NSC-CRAd-S-pk7 slowly administered through the Rickham catheter placed in the resection cavity Day 2 • CSF and blood collection	Day 1 • CSF and blood collection • NSC-CRAd-S-pk7 slowly administered through the Rickham catheter placed in the resection cavity Day 2 • CSF and blood collection

Treatment Schedule	Cycle 1 / Dose 1	Cycle 2 / Dose 2	Cycle 3 / Dose 3	Cycle 4 / Dose 4
1	Treatment[e] (1)	No Treatment	No Treatment	No Treatment
2 Starting Schedule	Treatment (1)	Treatment (2)	No Treatment	No Treatment
3	Treatment (1)	Treatment (2)	Treatment (3)	No Treatment
4	Treatment (1)	Treatment (2)	Treatment (3)	Treatment (4)
Two weeks after the last treatment with NSC-CRAd-S-pk7, patients will undergo a second surgical procedure to remove the two Rickham catheters and a post-treatment tissue biopsy will be performed.				

First Patient In:

Q2 2023

CLD-101: Newly-Diagnosed High-Grade Glioma Clinical Pathway

Planned Phase 1b/2 Trial at Northwestern University

Indication: **Newly-Diagnosed High-Grade Glioma**

Northwestern University



DLT period
T1
T2
T3
T4
T(n)
Consent & enrollment
Biopsy
Resection & implant of CED catheters
Radiation
1-2 weeks
2 weeks
4 weeks
4 weeks
4 weeks

First Patient In:

1H 2024

CLD-201 & CLD-202 (SuperNova)

CLD-201: SuperNova Overview



Vaccinia Virus (CAL1) for SuperNova

- Not a serious human pathogen
- Safely used as a vaccine for smallpox
- Key natural attenuations improve tumor selectivity
- Highly cytolytic for most tumor types
- Large insertion capacity allows cloning of therapeutic payloads

Safety study completed with Autologous Stem Cells loaded with CAL1 Virus

Trial Results

- Successfully determined the safety and toxicity profile and the maximum tolerated dose
- Successfully determined the best tumor response, estimated survival outcomes in patients and evaluated quality of life while on treatment
- Successfully evaluated presence of viral particles in patients' blood over time, blood immune responses and cytokine profiles and to determine whether survival rates correlated with viral presence in blood samples ***Strong indications of efficacy observed***

Calidi's next generation product: CLD-201 – ALLOGENEIC Stem Cells loaded with the CAL1 Virus

ADVANTAGES of Using Allogeneic Stem Cells:

- **IMPROVED POTENCY**: larger number of viral particles inside the stem cells
- **BETTER REPRODUCIBILITY**: CLD-201 product is composed of cultured and expanded mesenchymal stem cells only, ensuring reproducibility with very minimal lot-to-lot variations
- **SCALE**: CLD-201 can be used to treat many patients, as billions of doses can be manufactured from a single mini liposuction of a healthy donor, using Calidi's manufacturing protocols
- **IMPROVED PATIENT COMPLIANCE**: Patients are not subjected to a liposuction procedure, which has a potential to cause infection and other complications
- **REDUCED COST**: Significantly lower cost per dose as there is no need to manufacture, characterize and release individual product from each patient

CLD-201 Market Opportunity: Solid Tumors

Solid tumors have a significant total addressable market in multiple cancer types

U.S. Estimated Addressable Market – Solid Tumors

Tumor Type	U.S. Annual Incidence	U.S. Annual Deaths
NSCLC - Squamous	59,500	33,500
NSCLC – Adeno	79,500	44,600
SCLC	33,000	22,500
Breast	287,900	43,300
Head & Neck	67,000	15,400
Cut. Melanoma	99,800	7,700
Pancreatic	64,000	50,550
Prostate	288,300	34,700
Ovarian	19,900	12,800
	998,900	**265,050**

Global Solid Tumors Market Growth


600
500
400
300
200
100
0
USD, Billions
2022
2032
CAGR:
11.09%

Sources: Guggenheim Research
H.C. Wainwright Research
American Cancer Society
Precedence Research

Phase 1 Safety Study with Autologous Stem Cells

First-in-human study of TK-positive oncolytic vaccinia virus delivered by adipose stromal vascular fraction cells

Agent:

SNV0: Adipose-derived autologous cells loaded with CAL1 – a non-modified oncolytic vaccinia virus

Study design:

Open-label, phase 1, dose-escalation clinical trial in patients with advanced solid tumors and AML

Methods:

Patients were treated with a single Intravenous, Intratumoral or Intraperitoneal injection of autologous cells loaded with CAL1 virus.
Total virus dose: 1.4×10^{6} – 1.8×10^{7} live viral particles

Endpoints:

a) Primary endpoint: to determine the safety and toxicity profile and the maximum tolerated dose
b) Secondary endpoint: to determine the best tumor response, estimate survival outcomes in patients and evaluate quality of life while on treatment
c) Exploratory endpoints: to evaluate presence of viral particles in patients' blood over time, blood immune responses and cytokine profiles and to determine whether survival rates correlated with viral presence in blood samples

Durable Tumor Regression and Survival

Calidi Autologous Safety Study: Positive Results in Combination With Checkpoint Inhibitor

- Age/Sex: 70/M
- Diagnosis: Metastatic Head & Neck SCC
- Stage IV_B
- Injected tumor was previously resistant to chemo- and radio-therapy

Patient Case: Patient #SI01-021

Day 17 post-treatment



Day 45 post-treatment


CAROLINA
LIVING CULTURES

Day 52 post-treatment


CAROLINA

Day 194 post-treatment: complete response



previously resistant tumor has fully regressed

Primary objective - Safety: There were no treatment-related side effects

Secondary objective, Response and Patient Survival:
43 days after treatment the patient received Opdivo (anti-PD-1 treatment) and 76 days after treatment the patient received local radiation therapy
194 days post treatment the previously resistant tumor had fully regressed

Durable Tumor Regression and Survival (continued)

- Age/Sex: 68/M
- Diagnosis: Thyroid Papillary Carcinoma
- Stage IV

Patient Case: Patient #SI01-047

Day 30 post-treatment



Day 65 post-treatment



Day 85 post-treatment: tumor has fully regressed



Primary objective - Safety: There were no treatment-related side effects

Secondary objective, Response and Patient Survival: 36 hours after treatment, patient received Ipilimumab (anti-CTLA-4), by 85 days tumor fully regressed

Minev, et al. Journal of Translational Medicine (2019) 17:271

Platform with Therapeutic Potential in Multiple Indications

Tumor Type	Age (M/F)	Diagnosis	Date of Diagnosis	Stage	Date of Treatment	Known Survival Post Treatment (Months)
Head & Neck	76/F	Left parotid pleomorphic adenoma	2011	IVA	12/16/2015	29
Head & Neck	33/M	Salivary Gland CA & Lung Mets	2013	IVC	6/10/2016	23
Thyroid	67/M	Thyroid CA	1985	IVC	7/19/2017	24
Prostate	62/M	Prostate CA	2008	IV	3/24/2016	26
Prostate	85/M	Prostate CA	2012	III	3/30/2016	26
Breast	43/F	Breast CA	2015	IIIC	5/11/2016	24
Colorectal	59/F	CRC (Colo-Rectal CA)	2012	III	3/10/2016	22
Bronchial Carcinoid	58/F	Bronchial Carcinoid	2012	III	3/30/2016	20
Adrenal	53/F	Adrenal CA	2013	IV	5/11/2016	22
Ovarian	67/F	Ovarian Cancer	2012	IV	1/15/2016	23

Discontinued monitoring of patients 1 year following their treatment

CLD-201: Planned Clinical Development of Allogeneic Platform

A Phase 1/2 study of intra-tumoral administration of CLD-201, alone or in combination with checkpoint inhibitors, in patients with advanced metastatic solid tumors

PART 1: Dose Escalation	PART 2: Expansion in Three Indications	PART 3: Expansion in Best-Responding Indication – Phase 2
• Classical 3+3 trial design. Three dose levels will be tested, alone or in combination with Checkpoint Inhibitor (anti PD-L1) • Three to 6 patients will be enrolled at each dose level depending on DLTs observed.	• Ten patients with metastatic melanoma, ten patients with triple-negative breast cancer (TNBC), and ten patients with squamous cell head & neck carcinoma will be treated • CLD-201 dose is identified in Part 1 of this trial.	• 30 to 50 patients with the best responding indication determined in Part 2 • CLD-201 dose is identified in Part 1 of this trial.

CLD-202: Cell-based systemic delivery

PRECLINICAL STAGE DEVELOPMENT

A new treatment option for advanced metastatic disease and un-targetable cancers using intratumoral administration



Target local and distant tumor sites

Mouse model bearing 3 different solid tumor indications


Tumor
Indication #1
Tumor
Indication #2
Tumor
Indication #3

Calidi's Systemic, Cell-based Virotherapy

- Resistant to rapid inactivation by humoral immunity.
- Effectively targets **all tumor sites tested** within the body.
- Expressing selected payload in all TME

Capable of addressing diverse tumor types and adapting to the unique tumor microenvironment of the organism

CALiDi BIOTHERAPEUTICS

CALiDi BIOTHERAPEUTICS

Company Overview

Executive Team with Proven Track Record



Allan Camaisa
Chairman & CEO



Boris Minev, M.D.
President, Medical & Scientific Affairs



Andrew Jackson
Chief Financial Officer



Stephen Thesing
Chief Business Officer



Antonio Santidrian, PH.D.
Chief Scientific Officer



Wendy Pizarro, Esq.
Chief Administrative Officer & Chief Legal Officer



David Sans, PH.D.
Chief Corporate Development



Amish Patel, PH.D.
Senior Vice President of Technical Operations

Calidi Board of Directors and Scientific Advisors

Board of Directors	
Allan Camaisa *Chairman of the Board*	anakam, High-Tech Solutions, Parallel6
Scott Leftwich *Vice Chairman*	anakam, InterMedHx, CEP
George Ng *Director*	biodelivery, sorrento Therapeutics, Spectrum, Alpharma Pharmaceuticals
James Schoeneck *Director*	Prometheus, FibroGen, ActivX, bci
Alan Stewart *Director*	SoundThinking
David LaPré *Director*	Roche, Genentech

Scientific Advisors	
Bernie Fox, Ph.D *Immunology Laboratory*	Providence Cancer Institute
W.K. Alfred Yung, M.D. *Professor, Neuro-Oncology*	The University of Texas MD Anderson Cancer Center
Matt S. Lesniak, M.D. *Chair, Department of Neurological Surgery*	Northwestern University
Karen Aboody, M.D. *Professor, Department of Stem Cell Biology*	City of Hope, NIH National Cancer Institute
Santosh Kesari, M.D., Ph.D. *Director of Neuro-oncology*	John Wayne Cancer Institute at Providence Saint John's Health Center

Calidi's Unique Value Proposition

Overcoming Obstacles to Prior Generation Oncolytic Immunotherapy

Universal Cancer Therapeutic with Potential to Address a Wide Range of Solid Tumors

Solving the Challenge of Manufacturing with Scalable, Commercially Viable Allogeneic Stem Cell Platform

Track Record of Successful Non-Dilutive Fundraising through Government and Non-Profit Grants

Thank You

Contact:
Stephen Thesing
Chief Business Officer
sthesing@calidibio.com